UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2007
The SCO Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-29911	87-0662823

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
355 South 520 West
Lindon, Utah 84042
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (801) 765-4999
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
          Monthly Operating Reports
On October 23, 2007, The SCO Group, Inc. (“SCO”) and SCO’s wholly owned subsidiary, SCO Operations, Inc. (collectively, the “Debtors“or the “Company”) filed their unaudited Monthly Operating Reports for the period of September 15, 2007, post petition day of September 14, 2007, through September 30, 2007 (the “Monthly Operating Reports”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) (In re The SCO Group, Inc., Case No. 07-11337(KG) and SCO Operations, Inc., Case No. 07-11338(KG) Jointly Administered). Exhibits 99.1 and 99.2 to this Current Report on Form 8-K contain the unaudited Monthly Operating Reports as filed with the Bankruptcy Court. The Monthly Operating Reports for each Debtor have been filed on an unconsolidated basis.
The Monthly Operating Reports are limited in scope, cover a limited time period, and have been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court and the United States Trustee. Furthermore, the Monthly Operating Reports contain information that has not been audited or reviewed by the Debtors’ independent registered public accounting firm, has not been prepared in conformity with United States generally accepted accounting principles (“GAAP”), and may be subject to future adjustments and reconciliations. Without limiting the foregoing, the financial information in the Monthly Operating Reports is unaudited and does not purport to present the financial statements of any of the Debtors in conformity with GAAP. The financial statements do not include certain reclassifications, eliminations, accruals, impairments and disclosure items. The Company cautions readers not to place undue reliance upon the Monthly Operating Reports. There can be no assurance that the information in the Monthly Operating Reports is complete. The Monthly Operating Reports are in a format required by the United States Trustee and should not be used for investment purposes. The information in the Monthly Operating Reports should not be viewed as indicative of future results.
Limitation on Incorporation by Reference
The Monthly Operating Reports are being furnished for informational purposes only and are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate the Monthly Operating Reports or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report.
ITEM 9.01 Financial Statements and Exhibits.
99.1	The SCO Group, Inc. Monthly Operating Reports for the period September 15, 2007 through September 30, 2007

99.2	SCO Operations, Inc. Monthly Operating Reports for the period September 15, 2007 through September 30, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 8, 2007

THE SCO GROUP, INC.
By:	/s/ Ken R. Nielsen
	Name:	Ken R. Nielsen
	Title:	Chief Financial Officer